Rule 497(k)
                                                            File No. 333-125751




[LOGO OMITTED]  FIRST TRUST                   FIRST TRUST
                                              EXCHANGE-TRADED FUND
________________________________________________________________________


                               SUMMARY PROSPECTUS

First Trust Dow Jones Internet Index(SM) Fund

Ticker Symbol: FDN
Exchange: NYSE Arca


Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FDN. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated May 3, 2010, are all incorporated by reference into this Summary Prospectus.



Investment Objective

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index").


------------------
 May 3, 2010
------------------

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. Investors purchasing and selling Shares may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)         None
     Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
           Management Fees                                                                        0.40%
           Distribution and Service (12b-1) Fees                                                  0.00%
           Other Expenses                                                                         0.33%
                                                                                                 -------
           Total Annual Fund Operating Expenses                                                   0.73%
           Fee Waiver and Expense Reimbursement (1)                                               0.13%
                                                                                                 -------
           Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement    0.60%

     Example

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until May 15, 2011. The example assumes that following such date, First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated. Additionally, following such date, the example also assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year              3 Years             5 Years           10 Years
            $61                $259               $490               $1,153

_______________
     (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until May 15, 2011. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after May 15, 2011 upon 60 days' written notice.

     Portfolio Turnover

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.


Principal Investment Strategies

The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of
1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed, maintained and sponsored by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("Dow Jones Indexes" or the "Index Provider"). The Index is designed to include only companies whose primary focus is Internet-related. To be eligible for inclusion in the Index, a company must generate at least 50% of its revenues from Internet commerce or services. The Index is divided between two types of Internet companies -- Internet commerce companies and Internet services companies. Internet commerce companies are defined as those that derive the majority of their revenues from providing goods or services through an open network, whereas Internet services companies are defined as those that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet. As of the March 31, 2010, the Index includes 15 Internet commerce stocks and 25 Internet services stocks. Though the total number of Index constituents has remained at 40 since the Index's inception in February 1999, this number is not fixed, but rather may increase as the market grows so as to cover at least 80% of Internet stock market capitalization.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers.

INFORMATION TECHNOLOGY SECTOR RISK. The Fund invests in the securities of companies in the information technology sector. Because companies in the information technology sector serve the electronics and computer industries or manufacture products based on the latest applied science, general risks of these companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

INTERNET COMPANY RISK. Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.


Annual Total Return

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV for the past three years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2009. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on NAV compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Dow Jones Internet Index(SM) Fund--Total Returns

                                [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                  11.17%
                       2008                 -44.02%
                       2009                  79.23%



During the three years ended December 31, 2009, the Fund's highest and lowest calendar quarter returns were 24.67% and -25.53%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Average Annual Total Returns for the Periods Ended December 31, 2009

                                                                                  1 Year      Since Inception
                                                                                                 (6/19/2006)
     Return Before Taxes                                                          79.23%            6.73%
     Return After Taxes on Distributions                                          79.23%            6.70%
     Return After Taxes on Distributions and Sale of Shares                       51.50%            5.77%
     Dow Jones Internet Composite Index(SM)                                       80.28%            7.29%
     S&P 500(R) Index                                                             26.46%           -0.82%
     S&P Composite 1500 Information Technology Index                              61.04%            5.99%

Management

      Investment Advisor
      First Trust Advisors L.P. ("First Trust")

      Portfolio Managers
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of: Daniel J. Lindquist, Chairman of the Investment Committee and Senior Vice President of First Trust; Robert F. Carey, Chief Investment Officer and Senior Vice President of First Trust; Jon C. Erickson, Senior Vice President of First Trust; David G. McGarel, Senior Vice President of First Trust; Roger F. Testin, Senior Vice President of First Trust; and Stan Ueland, Vice President of First Trust. Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.


Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market prices rather than NAV, which may cause the Shares to trade at a price greater than NAV (premium) or less than NAV (discount).


Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.